Exhibit 99.1
FOR IMMEDIATE RELEASE
Logan Ridge Finance Corporation Announces Shareholder Approval of Merger with Portman Ridge Finance Corporation
NEW YORK, June 20, 2025 – Logan Ridge Finance Corporation (NASDAQ: LRFC) (“Logan Ridge” or “LRFC”) announced today that it obtained shareholder approval for the merger of LRFC with and into Portman Ridge Finance Corporation (NASDAQ: PTMN) (“Portman Ridge” or “PTMN”) following the special meeting of shareholders held on June 20, 2025.
LRFC shareholders voted overwhelmingly in favor of the proposed merger, with approximately 89.4% of voting shareholders supporting the proposal. Of note, PTMN’s June 20, 2025, special meeting of shareholders was adjourned and will reconvene on June 27, 2025, to allow additional time for shareholders to consider and vote on the proposed issuance of PTMN common stock in connection with the merger. Subject to PTMN shareholder approval and the satisfaction of customary closing conditions, the merger is expected to close shortly after approval is obtained.
Ted Goldthorpe, President and Chief Executive Officer of LRFC and PTMN and Head of the BC Partners Credit Platform, stated, “We’re grateful to our shareholders for their strong support of this merger with Portman Ridge. Their vote of confidence reflects the strategic and financial merits of the transaction, as we believe the combined company will benefit from greater scale, enhanced diversification, and improved access to capital, positioning it well to generate long-term value for shareholders.”
About Logan Ridge Finance Corporation
LRFC is a business development company (a “BDC”) that invests primarily in first lien loans and, to a lesser extent, second lien loans and equity securities issued by lower middle-market companies. LRFC invests in performing, well-established middle-market businesses that operate across a wide range of industries. It employs fundamental credit analysis, targeting investments in businesses with relatively low levels of cyclicality and operating risk. For more information, visit www.loganridgefinance.com.
About Portman Ridge Finance Corporation
PTMN is a publicly traded, externally managed investment company that has elected to be regulated as a BDC under the 1940 Act. PTMN’s middle market investment business originates,

structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. PTMN’s investment activities are managed by its investment adviser, Sierra Crest Investment Management LLC (“Sierra Crest”). PTMN’s filings with the Securities and Exchange Commission (the “SEC”), earnings releases, press releases and other financial, operational and governance information are available on Portman Ridge’s website at www.portmanridge.com.
Cautionary Statement Regarding Forward-Looking Statements
Some of the statements in this communication constitute forward-looking statements because they relate to future events, future performance or financial condition. The forward-looking statements may include statements as to future operating results and distribution projections of the Company; business prospects of the Company, and future share repurchase/purchase activity. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this communication involve risks and uncertainties. More information on the risks and other potential factors that could affect these forward-looking statements is included in Registration Statement and Joint Proxy Statement (in each case, as defined below). Although PTMN and LRFC undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that PTMN and LRFC in the future may file with the SEC, including the Registration Statement and Joint Proxy Statement, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Contacts:
Logan Ridge Finance Corporation
650 Madison Avenue, 3rd floor
New York, NY 10022

Brandon Satoren
Chief Financial Officer
Brandon.Satoren@bcpartners.com
(212) 891-2880

The Equity Group Inc.
Lena Cati
lcati@equityny.com
(212) 836-9611

Val Ferraro
vferraro@equityny.com
(212) 836-9633